FACEBANK™ GROUP



Investor Presentation

February 2020

FACEBANK™ GROUP

Facebank Group, Inc. is a technology-driven intellectual property company engaged in the development of **digital human technologies**, the commercialization of related intellectual property and the acquisition / **roll-up of the global digital human industry**.

Facebank Group is likely the world's first company to introduce Digital Likeness and Personal Facial Assets as an 'IP play', for celebrities and consumers, use in artificial intelligence, entertainment, personal productivity and social networking.

FaceBank's goal is to collect, protect and activate the world's faces, quite possibly the world's largest conceived intellectual property portfolio.


DreamWorks
KUNG FU PANDA
SPECTACULAR LIVE

FACEBANK GROUP

Support from Strategic Shareholders

Tencent 腾讯

Highlight

LEGO

The King of Rock 'n' Roll



Development and Acquisition Strategy

FACEBANK GROUP

Focus on Technology...we are a leading digital human technology company whose principals have achieved global recognition and multiple Academy Awards for achievement in Visual Effects

Focus on Content and IP...our technology has earned us the opportunity for rapid growth and global relevance, but Content and Intellectual Property have lasting Value.

Focus on Audience...Size matters. New technologies and compelling content still need an audience. Our projects and partners have reached millions already, but our acquisitions strategy should reach over a billion consumers within three years.


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Summary Financials

FACEBANK GROUP

Operating Results / Projections*:

($ 000's)	3Q19	4Q19P	2019P	2020P
Revenues	5,800	49,500	53,300	
EBITDA	(1,650)			

Balance Sheet:

	3Q19		3Q19
Cash	5,896	L/T Debt	32,791
Current Assets	20,215	Current Liabilities**	69,431
Tech/TM Assets	130,459	Net S/H Equity	234,077
Total Assets	373,159	Total Liab & Equity	373,159

*3Q Actual and 4Q Projected revenue from accounting consolidation of Nexway results and associated public guidance. **Working capital deficit reduced with February 2020 Bond Refinancing



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Top-level Goals

FACEBANK GROUP

	2019
Revenues (Run Rate)	$200 M
Customer Reach	265 Million
Celebrity Faces	6
Consumer Faces	0



Top-level Goals

FACEBANK™ GROUP

	2019	2020
Revenues (Run Rate)	$200 M	
Customer Reach	265 Million	565 Million
Celebrity Faces	6	50
Consumer Faces	0	50 Million



Top-level Goals

	2019	2020	2025
Revenues (Run Rate)	$200 M		
Customer Reach	265 Million	565 Million	2 Billion
Celebrity Faces	6	50	100
Consumer Faces	0	50 Million	1 Billion



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News this Week

FACEBANK GROUP

Facebank signs with Authentic Brands

New York, NY, Feb. 11, 2020 (GLOBE NEWSWIRE) -- Facebank Group, Inc. (OTC: FBNK), a leading digital human technology company focused on the development, protection and activation of digital likeness assets for celebrities and consumers, and Authentic Brands Group (ABG), a global brand development, marketing and entertainment company, today announced a joint business development agreement to pursue and share revenue opportunities from the digital likenesses of ABG-owned icons, including **Muhammad Ali, Elvis Presley and Marilyn Monroe**. Under the agreement, Facebank and ABG will collaborate to identify opportunities to license Facebank's photo and hyper-realistic, computer-generated technology to third-parties and bring ABG's iconic intellectual properties to life. technology has earned us the opportunity for rapid growth and global relevance, but Content and Intellectual Property have lasting Value.


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News this Week

Facebank completes €50 Million, 4.5% Bond Offering

New York, NY, Feb. 17, 2020 (GLOBE NEWSWIRE) -- Facebank Group, Inc., a leading digital human technology company traded in the USA under the ticker FBNK, is near completion of the organizational restructuring of its European digital commerce assets, acquired in August and September 2019, following today's completion of a €50 Million bond offering and debt refinancing.

FBNK Finance SarL, the newly created 100% owned Luxembourg subsidiary of Facebank Group, Inc., has placed today a €50 Million three-year bond that carries a 4.5% annual interest rate (with semiannual coupons payable on August 15 and February 15), and matures on February 15, 2023. The new bonds have replaced three different bond facilities issued by various Facebank Group subsidiaries in the periods preceding Facebank's acquisition. The bonds carry no equity conversion entitlements.


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What is a Digital Human?

A digital human is a computer generated character, built to replicate the mechanical, behavioral, and personality traits of a human-being.

A digital human can appear anywhere along the spectrum of realism, from children’s fantasy characters (that act human) to hyper-realistic digital actors that truly look human.



FACEBANK™ GROUP

Where have we seen Digital Humans?

The lead character of *The Curious Case of Benjamin Button* (2008) is widely accepted as the first truly believable digital actor, **resulting in global recognition for Facebank principals** who went on to create the world's most ground-breaking digital humans, such as the younger Jeff Bridges in *Tron: Legacy* (2010), *Virtual Tupac* (2012), and *Virtual Michael Jackson* (2014).



FACEBANK™ GROUP

The Curious Case Of
BENJAMIN BUTTON

Proprietary
Digital HumanTechnology

FACEBANK™
GROUP



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The Technology of Virtual Michael Jackson

FACEBANK™
GROUP


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Maya File Edit Modify Create Display Window Assets Animate Geometry Cache Create Deformers Edit Deformers Skeleton Skin Constrain Character CAMd Tools CAM Help
Mon 5:41 PM cvernon
Autodesk Maya 2015 Extension 1 + SP5P10: /snet/show/library/sandbox/assets/characters/mjb/dev/shared/maya/scenes/face.mb* --- locator1
Animation
No Live Surface
General Curves Surfaces Polygons Deformation Animation Dynamics Rendering PaintEffects Toon Muscle Fluids Fur nHair nCloth Custom TURTLE XGen exoSwitchConstraint CAM CAMAnim CAMCloth CAMHair CAMModel CAMRig CAMSculpt
ref List Edits pub SS
Display Show Panels
persp
top
front
side
geometry_GRP
eye_R_GRP
eye_L_GRP
mouth_GRP
gums_GEO
teeth_T_GEO
teeth_B_GEO
body_GEO
costume_GRP
skeleton_GRP
shapes_CON
shape_MDK
mouthLeft
mouthRight
group1
defaultLightSet
defaultObjectSet
modelPanel4ViewSelectedSet
MJBSHADERSRN
View Shading Lighting Show Renderer Panels
0.00 1.00 sRGB gamma
5.3 fps
Channel Box / Layer Editor
Channels Edit Object Show
locator1
Translate X -1
Translate Y -0.237
Translate Z 0
Rotate X 0
Rotate Y 0
Rotate Z 0
Scale X 1
Scale Y 1
Scale Z 1
Visibility on
SHAPES
locatorShape1
Local Position X 0
Local Position Y 0
Local Position Z 0
Local Scale X 1
Local Scale Y 1
Local Scale Z 1
Display Render Anim
Layers Options Help
1.00 1.00 1 48 48.00 48.00
No Anim Layer No Character Set
MEL
TranslateXYZ(cm): 0.687 5.752 0.000


EYES 0
Cheek Raise 0
Eye Close 0
Lid Tight 0
Squint 0
MISC 0
Adam Apple Down 0
Adam Apple Up 0
Blink 0
Chin Raise Upper Lip 0
Chin Tweak 0
Ear Up 0
Eye Look Down 0
Eye Look Left 0
Eye Look Right 0
Eye Look Up 0
Eye Wide 0
Funnel 0
Garvity Out 0
Gravity Down 0
Gravity In 0
Gravity Left 0
Gravity Right 0
Gravity Up 0
Inner Lip Part 0
Inner Lip Together 0
Jaw Back 0
Jaw Clench 0
Jaw Drop 0
Jaw Shut 0
Jaw Slide Left 0
Jaw Slide Right 0
Lip Bite 0
Lip Corner Depress 0
Lip Corner Part 0
Lip Corner Pull 0
Lip Corner Thick 0
Lip Corner Together 0
Lip Flat 0
Lip Puff 0
Lip Stretch 0
Lip Thick 0
Lip Tight 0
Lower Lip Depress 0
Nasolabial Deepen 0
Neck Tense 0
Neck Tighten 0
Pucker 0
Tongue Bulge 0
Tongue Suck 0
Upper Lip Bite 0
Upper Lip Depress 0
MOUTH 0
Cheek Puff 0
Cheek Suck 0
Chin Raise 0
Dimple 0
Jaw Thrust 0

Virtual Michael Jackson
in 2014



The Technology of Virtual Michael Jackson




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SOUTH
PARK

Digital Humans: Today and Tomorrow

Digital Humans are increasingly present in the world of Entertainment, with 2020’s Virtual ABBA from Facebank, and many other digital characters driving film and games…but it is now clear that digital human technology, especially driven by the Face, will create consumer opportunities for digital likeness that far surpass the expectations once reserved for celebrities.

Please see examples of Digital Humans and Applications via FaceBankGroup.com or the embedded links on this page →

FACEBANK™ GROUP



Actionable IP and the Icon 2020 Plan

FACEBANK™
GROUP



Simulated Championship Boxing

FaceBank Group signs Digital Likeness Joint Venture Agreement with FLOYD MAYWEATHER & ONE ENTERTAINMENT:

Imagine the greatest fighters of all time, facing off against one another, across time… To settle the questions we have all asked.

Boxing great Floyd Mayweather teams with Pulse Evolution to create the Future of Fight Entertainment....The greatest fights of all time that never happened, that could have never happened...untilnow.

Anything is now possible through the technology and the magic of pulse evolution… Muhammad Ali vs. Mike Tyson, Mayweather vs. Sugar Ray Leonard… and If you thought Mayweather vs. Conor McGregor was a massive global pay per view event, then how about Mayweather vs. Bruce Lee?

FACEBANK™ GROUP









Kung Fu Panda Spectacular Live

FaceBank Group acquires stake in Broadway Asia's production of Kung Fu Panda Spectacular Live, opening 2020 at the Venetian Theatre in Macau:

Broadway Asia, five-time Tony Award winning director Susan Stroman and FaceBank Group's Pulse Evolution announced the launch of DreamWorks' Kung Fu Panda Spectacular Live - a thrilling new live action entertainment at The Venetian Theatre in Macau. It combines the best of Hollywood, Broadway and circus. DreamWorks' Kung Fu Panda Spectacular Live is set to transform the entertainment landscape in Macau. Building on the globally successful franchise of the beloved Kung Fu Panda films, the production has the wisdom, heart and humor of the world-renowned franchise, combined with the high-level design and impact of a major live action immersive spectacular resident show.

FACEBANK™
GROUP


DREAMWORKS
KUNG FU
PANDA
SPECTACULAR





Iconic Celebrities…a Growing Catalog

If the question need be asked…"Is the digital human technology of Facebank Group best-of-breed?"…one only needs to consider the validation of the world's leading iconic celebrities. The biggest celebrities and celebrity estates have the best of choices…and they consistently choose Facebank Group.

With celebrity revenue-share agreements in place, with Elvis, Marilyn Monroe, Michael Jackson, Muhammed Ali, Flord Mayweather (and conditionally ABBA), Facebank Group has a growing catalog of iconic celebrities to drive the most innovative applications of celebrity appearance and performance, including feature films, television, live concerts, advertising and endorsement, AR/VR and social media.







FACEBANK™ GROUP



FaceBank Strategy…a Tech-driven, IP Play

We believe we are the World's first company to introduce **Digital Likeness and Facial Assets as an IP play**

Our 'Icon 2020 Plan' is to use our Technology and Experience to generate revenues in 2020 based on our existing, and growing, portfolio of Celebrity and Entertainment Property IP

Our 'Consumer 2020 Plan' will leverage our celebrity-driven visibility to encourage consumers, of the 'selfie' generation, to protect and enjoy their digital likeness by scanning and uploading to FaceBank.

We plan to accelerate our business plan with Strategic Acquisitions of technology, intellectual property and consumer audience.

FACEBANK™ GROUP


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FaceBank Strategy: Tech vs IP

FaceBank Group is a technology-driven intellectual property company…but Why?

- We are a true technology and standards pioneer in the globally significant digital human business
- Even the best tech companies have the risk of technology obsolescence
- We are determined to see our early innovation and first-mover advantage provide long-lasting value to our shareholders
- Our business model is designed to participate in the long-term value of the intellectual property that is created (or enabled) by our technology
- Intellectual property that is enabled by our technology, the faces of celebrities and consumers, is far more valuable and longer-lasting than our technology

FACEBANK™ GROUP


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FaceBank Strategy: Tech leads to Celebrity

Experience and Technology position Facebank to secure digital likeness revenue share agreements with leading celebrities, entertainment properties and iconic brands:

Catalog Agreements are those that are simple revenue share agreements, with leading celebrities, without an immediate project, but with a confidence that the digital likeness of such celebrity will be in high demand. As such agreements increase in number, Facebank develops a valuable catalog of celebrity likeness intellectual property, available for future use.

Project-based Agreements are those with an obvious project in mind, such as Virtual Floyd Mayweather or Kung Fu Panda, approved by the Facebank board of directors as deserving of capital (direct or indirect) and likely to produce significant near-term cashflow.

FACEBANK™ GROUP



FaceBank Strategy: Celebs lead to Consumers

A collection of the faces of iconic celebrities represents a sizable and valuable IP portfolio…but much larger is the IP portfolio of the billions of consumers' faces that are already being scanned, by kiosks and by mobile devices, and activated through applications of fun, personal productivity and social networking.

FaceBank's goal is to collect, protect and activate the world's faces, quite possibly the world's largest conceived intellectual property portfolio.

Our celebrity relationships are structured with equity in Facebank, thus turning the world's most iconic celebrities into Ambassadors for Facebank. Celebrities are valuable in their revenue share potential, but they are much more valuable in telling the world of consumers to trust and enjoy Facebank.

One Iconic Celebrity Ambassador may be worth 100 million Consumers to Facebank

FACEBANK™ GROUP


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Consumer 2020 Plan:
The FaceBank App

FACEBANK™ GROUP


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FaceBank…the App

The World's First Virtual Bank
for the Protection and Activation
of the World's Faces


YOUR LOOK
WEARING
Add EYE SHADOW
BUY
SAVE
INFO
CLEAR
BEARS
Filter by: Алена Гейзер (@geyzerrr)

FACEBANK™ GROUP

FaceBank…the App

The ‘Big Idea’ of FaceBank, which is counter-intuitive to the traditional paradigm of celebrity-driven entertainment media, is that…***the Consumer is the IP***…and a portfolio of a billion consumers, whose faces are activated into applications of entertainment, consumer products, personal productivity and social media, would measure far greater in value than the intellectual property portfolio of any traditional media company.


YOUR LOOK
YOUR LOOK
WEARING
Add EYE SHADOW
BUY
SAVE
INFO
CLEAR
BEARS

FACEBANK™
GROUP

FaceBank - The App

For Protection…Facebank is the first internet bank for the storage of your personal digital assets, starting with your Face. Whether you like it or not, with facial recognition on every street and FaceID on your iPhone, the world wants your Face and you better be prepared to protect it. Your Face is your Asset and you should put it in a Bank.

For Consumers…a consumer app that will help you take control of your Face as your digital asset, for protection, for privacy, for personal productivity and for fun.

For Privacy… Facebank will help you take control of when your Face and your personal, digital assets are used. You gave up too much of your personal data assets during the first 'Ask' of the internet. Before you knew it, your privacy was gone and your data was sold and re-sold, without your thoughtful consent. Would you do it again if you had a choice? Now you do. It's your Face, don't give it away.

The Future of Your Face is Yours to Decide


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FaceBank - The App

FACEBANK™
GROUP

For Security…FaceBank will use blockchain security protocol to lock-down your Face in your digital wallet, let you control the version of your Face to be used in each application, without ever leaving your Face behind…

With FaceBank, as you Use your Face, you will never Lose your Face

For Personal Productivity…Facebank will integrate with all of your social apps, games and personal accounts, to streamline the use of your Face. It's already happening and you have almost lost control. Your face has become the key to a growing list of daily toils. Unlock your phone, pay for products and services, race through check-in at the airport…

Your Face may soon replace your Passport, your Social Security Number and all of your PINs and Passwords

For Quality… …Facebank comes to you from the folks that built the *Benjamin Button, Holographic Tupac and Virtual Michael Jackson*…the most visually stunning, highest quality digital humans the world has seen….

FaceBank can build the Best Digital You…every Face and Form of your Digital Alter Ego


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FaceBank…the App

Most of all, it’s Fun. Facebank will teach you to…

Have Fun with your Face
without Losing your Face




YOUR LOOK
WEARING
Add EYE SHADOW
BUY
SAVE
INFO
CLEAR
BEARS









Asset Creation and Monetization

FACEBANK GROUP

Proprietary Digital Likeness Pipeline

HD User Scan
Scan Truck/Kiosk
(Technician Support)

LD User Scan
Smart Device/Phone
(Self-administered)

Personal IP:
Digital Likeness Assets
(Blockchain Security Protocol)

↔

Creative Apps:
Versions, Age-adjust, Embellishments, Alter-egos

Physical Product Pipeline
(2D and 3D Print Apps)

Digital Content Pipeline
(Avatars, emojis, social)

Capture	User Database (Distributed Ledger)	Customization	Play



Revenues for Likeness-based Digital Products



Fortnite: $2.4 billion in Revenues in 2018



Current State: Revenue Growth, Cashflow in 2020

Phase I - Technology Development: Complete

- Our Digital Human Technology is complete, best-of-breed

Phase II - Actionable IP: Project-Ready

- Our 'Icon 2020 Plan' is driven by actionable Celebrity IP rights that will generate revenues in 2020. Both *Virtual Mayweather* and *Kung Fu Panda* are expected to contribute materially to profitability in calendar 2020. Mohammed Ali, Elvis Presley, Marilyn Monroe and Michael Jackson also available for contribution

FACEBANK™ GROUP



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Current State: Revenue Growth, Cashflow in 2020

Phase III - Distribution Platforms: Acquired / Available
-Strategic Acquisitions, Existing Partners and Celebrity Followings offer access to nearly 1 billion consumers

Phase IV - The Big Idea: Facebank App: Q2 Beta Launch
-Our 'Consumer 2020 Plan' begins with the roll-out of the Facebank consumer app, with an acceleration of Celebrity Scans in Q1 2020 and the beginning of mass-scale Consumer Face Scans in Q2 2020

FACEBANK™
GROUP


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FaceBank Strategy: Building Blocks of Value

FACEBANK™ GROUP

Foundation

Experience:

- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:

- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million


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FaceBank Strategy: Building Blocks of Value

FACEBANK GROUP

Foundation

Experience:

80+ Feature Films, VFX
8+ Academy Awards, VFX
Virtual Reality Pioneers
Virtual Banking Pioneers
CRM/Personalization Pioneers
DRM Pioneers
Digital Human Pioneers

Technology:

Digital Domain Pipeline Tools
Creature Art Mechanics Tools
Pulse Human Animation Tools
Est. Cost of $120 million
Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries



FaceBank Strategy: Building Blocks of Value

FACEBANK GROUP

Foundation

Experience:
- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:
- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties

Elvis Presley
Marilyn Monroe
Muhammed Ali


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FaceBank Strategy: Building Blocks of Value

FACEBANK™ GROUP

Foundation

Experience:
- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:
- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties

Elvis Presley
Marilyn Monroe
Muhammed Ali

Customer Reach

Pulse Evolution

Tupac - 200 Million views
Virtual MJ - 150 Million Views
Virtual ABBA - Late 2019



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FaceBank Strategy: Building Blocks of Value

FACEBANK™ GROUP

Foundation

Experience:

- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:

- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties

Elvis Presley
Marilyn Monroe
Muhammed Ali

Customer Reach

Pulse Evolution

Tupac - 200 Million views
Virtual MJ - 150 Million Views
Virtual ABBA - Late 2019

Facebank / Nexway

14 Million Subscribers
+400 Million Customer List
1.2 Billion Potential thru
FBNK S/H Tencent / WeChat



The Building Blocks of Value are in Place

FACEBANK™ GROUP

Foundation

Experience:

- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:

- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties

Elvis Presley
Marilyn Monroe
Muhammed Ali

Customer Reach

Pulse Evolution

Tupac - 200 Million views
Virtual MJ - 150 Million Views
Virtual ABBA - Late 2019

Facebank / Nexway

14 Million Subscribers
+400 Million Customer List
1.2 Billion Potential thru
FBNK S/H Tencent / WeChat

ABG Reach

50+ Brands
$9.4 Billion Retail Sales
34 Million Web Visits
265 Million Followers


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FACEBANK™ GROUP

Facebank Group, Inc. is a technology-driven intellectual property company engaged in the development of **digital human technologies**, the commercialization of related intellectual property and the acquisition / **roll-up of the global digital human industry**.

Facebank Group is likely the world’s first company to introduce Digital Likeness and Personal Facial Assets as an ‘IP play’, for celebrities and consumers, use in artificial intelligence, entertainment, personal productivity and social networking.

FaceBank’s goal is to collect, protect and activate the world’s faces, quite possibly the world’s largest conceived intellectual property portfolio.




DreamWorks
KUNG FU PANDA
SPECTACULAR LIVE











FACEBANK™

GROUP

